UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 21, 2005

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                           MSW Energy Holdings II LLC
           (Exact name of each registrant as specified in its charter)



         Delaware                    0001276518                 13-3213489
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation or                                  Identification Number)
      organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: 800-727-3835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

On March 21, 2005, MSW Energy Holdings II LLC issued a press release disclosing earnings results for the year ended December 31, 2004 for MSW Energy Holdings II LLC. A copy of the press release is filed as Exhibit 99.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(c) Exhibits

    Exhibit No.                      Description
    -------------  -------------------------------------------------------------
        99         Press Release


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS LLC

                                                 By:  /s/ Michael J. Gruppuso
                                                      --------------------------
                                                      Michael J. Gruppuso
                                                      Chief Financial Officer

                                                 Date: March 21, 2005
                                                       -------------------------



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